Exhibit 99.1

Lenders’ Presentation – Public
July 19, 2011
©           2011 Ocwen Financial Corporation. All rights reserved.

Forward - looking statements and GAAP reconciliation

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved or whether such performance or results will ever be achieved. Forward-looking information is based on information available at the time and management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.

Forward-looking statements speak only as of the date the statements are made. Ocwen Financial Corporation (“the Company”) assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. SEC rules regulate the use of “non-GAAP financial measures” in public disclosures, such as “EBITDA” and “Adjusted EBITDA”, that are derived on the basis of methodologies other than in accordance with generally accepted accounting principles, or “GAAP.” These rules govern the manner in which non-GAAP financial measures may be publicly presented and prohibit in all filings with the SEC, among other things:

■           Exclusion of charges or liabilities that require, or will require, cash settlement or would have required cash settlement, absent an ability to settle in another manner, from a non-GAAP financial measure; and
■           Adjustment of a non-GAAP financial measure to eliminate or smooth items identified as non-recurring, infrequent or unusual, when the nature of the charge or gain is such that it has occurred in the past two years or is reasonably likely to recur within the next two years

We have included non-GAAP financial measures in this presentation, including EBITDA and Adjusted EBITDA, that may not comply with the SEC rules governing the presentation of non-GAAP financial measures. In addition, the Company’s measurements of Adjusted EBITDA are based on definitions of EBITDA included in certain of the Company’s debt agreements and, as a result, may not be comparable to those of each other and other companies.

For a presentation of Adjusted EBITDA see page 28 of this presentation.

Senior Secured Term Loan
Proprietary & Confidential

Agenda

Introduction	Barclays Capital

Ocwen Business Overview	Ocwen – William Erbey

Litton Acquisition	Ocwen – Ronald Faris

Key Investment Highlights	Ocwen – Ronald Faris

Financial Overview	Ocwen – John Van Vlack

Questions and Answers	Ocwen

Senior Secured Term Loan
Proprietary & Confidential

Introduction

Senior Secured Term Loan
Proprietary & Confidential

Presenters

William C. Erbey
Chairman
23 years at Ocwen 38 years of industry experience

■           Ocwen: Chairman of Board since 1996, Chief Executive Officer from 1988 to 2010 and President from 1988 to 1998
■           1983 to 1995: Managing General Partner of The Oxford Financial Group, a private investment partnership (predecessor of Ocwen)
■           1975 to 1983: GE Capital in various capacities most recently as President and Chief Operating Officer of GE Mortgage Insurance
■           BA in Economics, Allegheny College and MBA, Harvard University

Ronald M. Faris
President and Chief Executive Officer
20 years at Ocwen 25 years of industry experience

■          Ocwen: Chief Executive Officer since 2010 and President since 2001, Executive Vice President from 1998 to 2001, Vice President and Chief Accounting Officer from 1995 to 1997
■          1991 to 1994: Controller for a subsidiary of Ocwen
■          1986 to 1991: Vice President with Kidder, Peabody & Co., Inc.
■          1984 to 1986: General Audit Department of PricewaterhouseCoopers LLP
■          BS in Accounting from The Pennsylvania State University

John Van Vlack
Executive Vice President, Chief Accounting Officer and Chief Financial Officer
4 years at Ocwen 24 years of industry experience

■           Ocwen: Executive Vice President, Chief Accounting Officer and Chief Financial Officer since 2010, Senior Vice President-Finance from 2008 to 2010, Vice President-Finance from 2007 to 2008
■           1989 to 2007: BellSouth in various capacities most recently as Chief Financial Officer of Network Operations and Retail Marketing
■           Prior to 1989: Staff Consultant in Deloitte and Touche
■           BS in Accounting, Emory University and MBA, The University of Texas at Austin

Senior Secured Term Loan
Proprietary & Confidential

Ocwen Business Overview

Senior Secured Term Loan
Proprietary & Confidential

Who we are and what we do

■           Leading provider of residential and commercial mortgage loan servicing and special servicing
   ♦          Publicly-traded (NYSE: OCN) pure play mortgage servicer with $1.3 billion in market capitalization
     ♦          20+ years of innovation in loss mitigation
     ♦           #1 servicer in third-party studies of servicers
     ♦           Low cost, scalable servicing platform and technology
■   $112 billion servicing portfolio including pending acquisition of Litton Loan Servicing LP (“Litton”)
■           Employer of over 3,300 professionals and staff worldwide
■           Management and the Board has a 23% ownership in Ocwen and strong alignment of interests

Ocwen maximizes value for mortgage owners by keeping borrowers in their homes…
■           Applies psychological principles to overcome borrower fear and objections
     ♦           Delivered via artificial intelligence and dialogue engine ensuring reliability and consistency
■           Utilizes advanced models to reduce variability and losses by evaluating loan resolution alternatives
■           Home retention Relationship Managers are hired based on intellect and personality profile – not necessarily experience

…through the intelligent use of scalable technology
■           Ocwen can create a best-in-class collector in three months
■           Technology and global resources permit Ocwen to dedicate more staff to keep people in their homes and lower delinquency rates

Senior Secured Term Loan
Proprietary & Confidential

Mortgage servicing overview
■           Residential mortgage loan servicing primarily involves:
     ♦           Collection and transfer of mortgage payments from borrowers
     ♦           Cash management and escrow account responsibilities
     ♦           Mitigation of losses through loan modifications, short sales and other options
     ♦           Administration of foreclosure and real estate owned
■           Servicers receive contractual fees based on the unpaid principal balance (“UPB”) of the loans serviced
■           The primary costs are operating expenses and the cost of funding servicer advances
■           In most cases, if there is a shortfall in monthly collections from a delinquent borrower, the servicer is required to “advance” the missed payments and other costs
     ♦           The right to be repaid for these servicer advances is “top-of-the-waterfall”

OCN advance collateral coverage 3/31/11

$58.1 Billion (Property Value)	$1.8 Billion Servicer Advances	~3.2% Advance Rate
	$56.3 Billion	~96.8%

The “Properties”	Downside Protection /Cushion for Servicer Advances	EquityCushion

Senior Secured Term Loan
Proprietary & Confidential

Growing demand for high-touch servicers in $11 trillion industry

■   $10.5 trillion in residential mortgages outstanding as of December 31, 2010
      ♦   $1.4 trillion of delinquent loans
■           Every loan needs a servicer
     ♦   Top four banks service 54% of total loans, but focused on prime “low touch” loans
     ♦    Growing number of distressed assets where “high touch” servicers are best equipped to improve loan performance

Top mortgage servicers (1)
($ in billions)
Prime Servicers
Servicer	UPB

Bank of America	$2,041
Wells Fargo	1,808
Chase	1,233
Citi	584
Ally Financial	381

Subprime Servicers
Servicer	UPB

Ocwen	$112
Chase Home Finance	88
BofA (Countrywide)	81
American Home	76
HSBC Finance	47

Increase in distressed assets (2)
	30+ Days Delinquent and Foreclosures	30+ Days Delinquent and Foreclosures (%)
2004	0.619	0.055
2005	0.637	0.057
2006	0.687	0.061
2007	0.881	0.079
2008	1.241	0.112
2009	1.531	0.141
2010	1.406	0.129

1. Source: Inside Mortgage Finance as of 3/31/2011. Note: Ocwen subprime servicing includes subservicing UPB and is pro forma for Litton.
2. Source: Mortgage Bankers Association and Inside Mortgage Finance. Delinquent loans reflect end of period data.

Senior Secured Term Loan
Proprietary & Confidential

Spectrum of Ocwen market opportunities

Factors Affecting Ability to Win New Business:
Cost	Quality	Market Coverage
☑Distinct Competitive Advantage	☑Distinct Competitive Advantage	Expanding into New Servicing Markets

Senior Secured Term Loan
Proprietary & Confidential

Litton Acquisition

Senior Secured Term Loan
Proprietary & Confidential

Litton acquisition overview

Transaction Overview
■           On June 5, 2011, Ocwen signed a definitive agreement to acquire all of the outstanding partnership interests of Litton and certain interest-only servicing strips from Goldman Sachs, & Co. (the “Seller”)
     ♦           The Seller will retain certain state and federal contingent liabilities
■           The acquired portfolio had $41.2 billion in UPB and approximately $2.5 billion in servicer advances as of March 31, 2011
     ♦           Expected UPB at close of $39.0 billion due to natural run-off in the portfolio

Transaction Structure & Financing
■           The Seller will provide financing, up to $2.1 billion, for any or all of the $2.5 billion in advances not financed through third-party sources
     ♦           Barclays Capital, Bank of America and Royal Bank of Scotland have committed to provide, in aggregate, a $2.1 billion third-party servicer advance facility
■           In addition, Ocwen will raise debt financing in the form of a $575 million Term Loan Facility to provide cash for the Litton acquisition and any other potential acquisitions

Timing
■           The transaction is expected to close on September 1, 2011

Senior Secured Term Loan
Proprietary & Confidential

Investment rationale

■           Further expands Ocwen’s servicing portfolio on a pro forma basis to $112 billion in UPB as of March 31, 2011

Top 10 Subprime Servicers – Current
Rank	Servicer	UPB ($bn)
1	Chase Home Finance	$88
2	Bank of America (Countrywide)	81
3	American Home Mortgage Servicing	76
4	Ocwen Financial Corporation (1)	71
5	HSBC Finance	47
6	Litton Loan Servicing	41
7	Wells Fargo Home Mortgage	32
8	Ally Financial	24
9	Citi	20
10	Select Portfolio Servicing	19

Top 10 Subprime Servicers – Pro Forma
Rank	Servicer	UPB ($bn)
1	Ocwen Financial Corporation (1)	$112
2	Chase Home Finance	88
3	Bank of America	81
4	American Home Mortgage Servicing	76
5	HSBC Finance	47
6	Wells Fargo Home Mortgage	32
7	Ally Financial	24
8	Citi	20
9	Select Portfolio Servicing	19
10	Saxon Mortgage	18

■           Intend to board the Litton loans onto Ocwen’s servicing platform
     ♦           Marginal cost of additional servicing is very low at Ocwen
     ♦           Experienced and successful in boarding servicing portfolios
     ♦           Expected transition and integration costs of $64 million
■           Attractive acquisition price to achieve Ocwen’s targeted pre-tax ROE
     ♦           Loss sharing agreement limits Ocwen’s legal and regulatory risk
■           Significant cash flow opportunity by managing delinquency rates to Ocwen’s historical levels
■           Transaction is accretive to Ocwen by 2012

Source: Inside Mortgage Finance as of 3/31/2011.
1. Ocwen UPB includes subservicing.

Senior Secured Term Loan
Proprietary & Confidential

Acquired servicing portfolio

Generally similar portfolio characteristics…

($ in millions, except loan count data)
					Delinquency
	Residential				% 30+ Non-	% 90+ Non-
	UPB	Loan Count	Average FICO	Average LTV	performing	performing	Net Advances

Ocwen	$70,543	462,192	603	86.2%	37.8%	27.4%	$1,815
Litton	41,246	261,685	590	97.7%	51.7%	36.6%	2,470
Pro Forma Total	$111,789	723,877	598	90.4%	42.9%	30.8%	$4,285

… with differing levels of advances as a % of UPB

	Legacy Ocwen(1)	Saxon	HomEq	Litton
Apr-10	2.70%	7.90%
May-10	2.60%	7.40%
Jun-10	2.60%	7.20%
Jul-10	2.60%	7.10%
Aug-10	2.60%	6.90%
Sep-10	2.60%	6.70%	4.90%
Oct-10	2.60%	6.50%	4.70%
Nov-10	2.60%	6.30%	4.60%
Dec-10	2.60%	5.90%	4.40%
Jan-11	2.50%	5.70%	4.20%
Feb-11	2.50%	5.40%	4.10%
Mar-11	2.50%	5.20%	3.90%	6.00%

■           Litton servicing portfolio acquisitions present an opportunity for Ocwen to drive down delinquency rates and advances in line with its historical average

1. Based on UPB where Ocwen is required to make servicer advances as of 3/31/2011.

Senior Secured Term Loan
Proprietary & Confidential

Key Investment Highlights

Senior Secured Term Loan
Proprietary & Confidential

Summary of investment highlights

1   Stable business model with recurring revenue streams and attractive growth opportunities
2   Superior servicing and loss mitigation practices effective at driving down delinquencies and advances
3   Substantial cash flow generation
4   Low risk balance sheet and strong collateral protection
5   Highly scalable platform with lowest operating cost in the industry
6   Over two decades of servicing led by an experienced management team

Senior Secured Term Loan
Proprietary & Confidential

1    Stable business model with recurring revenue streams…

■           Revenues are fee-based and recurring in nature
     ♦           Revenues are contractually obligated and are a function of UPB
■           Not exposed to credit risk with respect to the mortgage loans it services
■           Attractive returns on acquisitions

Servicing business has demonstrated consistent profitability despite the credit crisis and recession
(Figures shown as bps of average UPB)
	2009				2010				2011
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Revenue
Servicing and subservicing	16.0	13.3	13.4	14.4	13.8	12.7	14.9	14.1	14.8
Process management	2.4	2.5	2.5	2.1	1.8	1.8	1.5	1.4	1.1
Total revenue	18.4	15.8	16.0	16.5	15.6	14.5	16.4	15.5	15.9
Income from operations	10.0	7.5	8.0	9.5	9.4	7.6	10.3	9.8	10.2
Pre-tax income per UPB	6.2	3.9	4.5	6.7	6.9	5.1	6.7	5.3	6.7

Source: Company filings.
Note: Operating expenses have been normalized to exclude: $5.2 million litigation accrual for the MDL settlement in Q2 2010, $33.9 million HomEq related acquisition costs in Q3 2010, $17.5 million HomEq related acquisition costs in Q4 2010, and $11.9 million of incremental amortization on the SSTL due to accelerated prepayment in Q1 2011.

Senior Secured Term Loan
Proprietary & Confidential

1           …and attractive growth opportunities

Ocwen began purchasing non-performing loans in 1992 and has serviced subprime loans since 1996

Track record of growing the business over an extended time period
($ in billions, UPB at period end)
As Reported
2001	21.9
2005	42.78
2010	73.89
3/31/11 PF(1)	112.2

Growth opportunities
■           Bank related servicing portfolios
     ♦           Divestitures of non-core servicing portfolios
     ♦           Stricter capital constraints on banks for carrying MSRs
■           Implementation of fully on-shore servicing alternative for targeting entities that limit offshore servicing
■           Partnership with Altisource and its Lender’s One business to increase flow servicing
     ♦           Originated ~6% of new loans originated in the US in 2010
■           Develop servicing capabilities in new segments
     ♦           Opportunity to service reverse mortgages and home equity lines of credit

Ocwen’s business has demonstrated an ability to withstand multiple economic cycles due to stable assets, recurring revenues, self hedging operating model and low leverage

1. Reflects $41.2 billion in Litton UPB. Assumes Litton transaction closed on 3/31/11.

Senior Secured Term Loan
Proprietary & Confidential

2    Superior servicing and loss mitigation practices…

Delinquency Percentage (90+ Days) by Portfolio(1)

Subprime Servicer Processing Speeds(2)
FCL / REO processing speeds classification
Fast processors / liquidators	Middle of the pack	Slow processors / liquidators

Ocwen	JPM (EMC, WAMU)	Countrywide
	Option One	Carrington (REO liquidations)
	Saxon	Ameriquest
	Wells	HLS

60+ processing speeds classification
Fast processors / liquidators	Middle of the pack	Slow processors / liquidators

Ocwen	Option One	Countrywide / BofA
Saxon	Natcity	Carrington
Wells	JPM / EMC
HomEq (now Ocwen)	Ameriquest

Roll rate from 90+ days delinquent to current subprime fixed rate (3)
Column 1
Ocwen	15.00%
Option One	13.00%
New Century	11.80%
WaMu	11.50%
Centex	10.50%
RFC	10.00%
Aurora	9.50%
EMC	7.00%
Saxon	7.00%
Wells	7.00%
HomEq	6.00%
Chase	5.00%
Litton	4.10%
Countrywide	4.00%
Nat City	3.90%
Ameriquest	3.50%
GMAC	3.00%
Equity One	2.00%
Wilshire	2.00%

Roll rate from 90+ days delinquent to current subprime adjustable rate (3)

Column 1
Ocwen	14.00%
New Century	13.50%
Centex	12.50%
HFN	12.50%
RFC	11.00%
Option One	9.50%
Aurora	9.00%
IndyMac	8.00%
WaMu	7.80%
Saxon	7.50%
Long Beach	7.00%
Fremont	6.50%
HomEq	6.00%
Wells	6.00%
ASC	5.20%
Chase	5.00%
HLS	5.00%
MLN	5.00%
EMC	4.50%
SPS	4.20%
Ameriquest	4.00%
Fieldstone	4.00%
Fairbanks	3.50%
Litton	3.50%
Countrywide	3.00%
Nat City	3.00%
Equity One	1.50%
Wilshire	1.00%
Ameriquest	0.50%

1. Source: Ocwen
2. Source: Corelogic LoanPerformance, Barclays Capital, March 2011.
3. Source: Bank of America/Merrill Lynch report dated July 2009, based on 2006 vintage loans on data from December 2008 to May 2009.

Senior Secured Term Loan
Proprietary & Confidential

2    …Effective at driving down delinquencies and advances

Advances as a % of UPB
	Legacy Ocwen(1)	HomEq	Saxon
10-Apr	2.70%	7.90%
10-May	2.60%	7.40%
10-Jun	2.60%	7.20%
10-Jul	2.60%	7.10%
10-Aug	2.60%	6.90%
10-Sep	2.60%	6.70%	4.90%
10-Oct	2.60%	6.50%	4.70%
10-Nov	2.60%	6.30%	4.60%
10-Dec	2.60%	5.90%	4.40%
11-Jan	2.50%	5.70%	4.20%
11-Feb	2.50%	5.40%	4.10%
11-Mar	2.50%	5.20%	3.90%

Advances & Previous Term Loan Balance

	Advances (LHS)	Term Loan Balance (RHS)
9/30/2010	2,346	341
10/31/2010	2,270	341
11/30/2010	2,220	206
12/31/2010	2,109	198
1/31/2011	2,005	130
2/28/2011	1,907	35
11-Mar	1,815	26
11-Apr	1746	26
11-May		26
11-Jun		0

■           For acquired portfolios, superior loss mitigation processes enable Ocwen to reduce delinquency rates and advances

Reducing delinquencies and advances creates value through lower capital requirements, lower interest expense and lower operating costs
1. Based on UPB where Ocwen is required to make servicer advances as of 3/31/2011.

Senior Secured Term Loan
Proprietary & Confidential

3           Substantial cash flow generation

■           Without any new UPB, the existing portfolio, including Litton, is expected to generate substantial free cash flow
      ♦           Sufficient to prepay the $575 million Term Loan in the near-term, if needed
■           Projected cash generation of approximately $285 million over the next 12 months from existing Ocwen portfolios
■           Assets are self-liquidating and can pay off the debt without accessing the capital markets
■           Even if delinquencies increase 25%, free cash flow would only decrease 15% in 2013 versus base case projections

Free cash flow (1) sensitivity
($ in millions)	2013	2014	2015
Prepayment speeds
with 50% immediate decrease in CPR	(8%)	9%	19%
with 50% immediate increase in CPR	1%	(10%)	(18%)

Delinquency rates
with 25% lower delinq at end point	11%	5%	1%
with 25% higher delinq at end point	(15%)	(5%)	(1%)

1. Reflects cash flow available to prepay the new Senior Secured Term Loan Facility relative to Ocwen’s base case.

Senior Secured Term Loan
Proprietary & Confidential

4           Low risk balance sheet $930 million of equity supported by high quality assets with limited recourse debt

Highly rated assets (as reported 3/31/11)
($ in millions)

Assets (1)	3/31/11	% of Total
Investment Grade Quality
Advances	$1,815	73%
Cash	129	5%
Deferred Tax Assets	138	6%
Total Investment Grade Quality	$2,081	83%
Other Assets
MSR	$185	7%
Receivables and PPE	55	2%
LHFS and Investment in Subs	37	1%
Other Assets (2)	142	6%
Total Other Assets	$418	17%
Total Assets	$2,500	100%

■           The balance sheet consists of high quality / low risk assets consisting primarily of advance receivables
     ♦           Ocwen has never experienced an impairment of its advances
     ♦           83% of assets are investment grade quality assets
■           Even if other assets such as MSRs, DTAs, Net Receivables, and Other Assets all fell to zero, there would still be sufficient equity to cover all debt and other liabilities
■           Ocwen’s second largest operating asset category, MSRs, has never experienced a material impairment
■           Duration matched liabilities and hedged against LIBOR increases
■           Maintains over $894 million of excess advance funding capacity

Source: Company filings.
1. Excludes $65 million of Loans, Net - Restricted for Securitization Investors arising from FAS 167 accounting rule change. 2. Includes $13 million of goodwill.

Senior Secured Term Loan
Proprietary & Confidential

4           Strong collateral protection

Investment grade quality assets significantly exceed total debt, and they largely consist of advances that are self-liquidating with duration matched funding

Selected collateral is 2.4x the term loan (1)
	MSRs	DSF	Advances	Cash	Term Loan
Collateral	320	242	790
>=BBB Collateral	208	213	236
Term Loan					575

■           Collateral is valued at >=BBB level as follows:
     ♦           Advances – 88% of face amount for pledged less projected borrowing; 65% for unpledged
     ♦           Deferred Servicing Fee – 88% of balance
     ♦           Mortgage Servicing Rights – 65% of appraised value using industry average cost and ancillary revenue
     ♦           Cash in excess of $50 million – 100% of balance
■           Excludes additional collateral such as accounts receivable, accrued receivables and DTA that have not traditionally been rated

1. Data as of March 31, 2011. Collateral is shown pro forma to include Litton acquisition.

Senior Secured Term Loan
Proprietary & Confidential

5    Highly scalable platform with lowest operating cost in the industry

■ Can quickly scale its servicing platform to efficiently board acquired portfolios with only modest additions to infrastructure
■ Lowest operating cost in the subprime mortgage servicing industry
♦ Global locations where per employee cost is one-eighth of a US-based employee
♦ A decade of experience operating in India
■ Achieves its competitive position through the use of a technology-enabled servicing platform and a global workforce

Cost per non-performing loan (1)

Ocwen Cost	Industry Average Cost
264	866

Ocwen has a sustainable cost advantage due to superior processes and a global infrastructure which enables it to efficiently board new portfolios and realize significant cost savings

1. Source: Analysis of Nov 2009 MIAC cost per non-performing loan applied to Ocwen’s portfolio relative to Ocwen’s marginal cost study for November 2009.

Senior Secured Term Loan
Proprietary & Confidential

Financial Overview

Senior Secured Term Loan
Proprietary & Confidential

Transaction sources and uses

Sources
($ in millions)

New Advance Facility	$2,103
Senior Secured Term Loan	575
Cash on Balance Sheet	113

Total Sources	$2,791

Uses
Litton Purchase Price (1)	$264
Repay Existing Litton Advance Facility	2,440
Transaction Fees and Expenses (2)	87
Total Uses	$2,791

Source: Ocwen.
1. Purchase price includes $104 million (approximately 25 bps) for MSRs and interest-only servicing strips.
2. Transaction costs include payment of a $5 million Goldman Sachs intercompany receivable, $39 million of debt issuance costs and $42 million cash designated for the servicer advance facility cash reserve account.

Senior Secured Term Loan
Proprietary & Confidential

Pro Forma Capitalization

Pro Forma Capitalization Table
($ in millions)	Actual			Pro Forma
	3/31/11	Adjustments		3/31/11
Cash (1)	$129	($87)	(2)	$42
Match Funded Liabilities	$1,289	$2,155	(3)	$3,444
Line of Credit	51	-		51
Secured Borrowings - Owed to Securitization Investors	61	-		61
Total Funding Debt	$1,401	$2,155		$3,556
Existing Senior Secured Term Loan	$26	($26)		$0
New Senior Secured Term Loan	-	575		575
Other Corporate Debt	83	-		83
Total Corporate Debt	$109	$549		$658
Total Debt	$1,510	$2,703		$4,214
Total Equity	$930	-		$930
Total Capitalization	$2,441	$2,703		$5,144

UPB	$70,931	$41,246		$112,177
Adjusted EBITDA / UPB	34.5 bps	34.5 bps
LTM Adjusted EBITDA	$244	$142	(4)	$387
Corporate Debt / “Run-rate” Adjusted EBITDA	0.4 x			1.7 x
Total Debt / Total Equity	1.6 x			4.5 x

1. Excludes restricted cash.
2. Adjustment reflects a $52 million source of cash from the drawdown of unused advance facility capacity, a $26 million use of cash from the June repayment of the then remaining prior Term Loan and a $113 million use of cash used to complete the acquisition of Litton.
3. Adjustment reflects $52 million drawdown of unused Ocwen advance facility capacity and the $2,103 million new Litton-related servicer advance facility.
4. “Run-rate” Adjusted EBITDA assumes steady state performance for Litton on Ocwen’s servicing platform. Steady state assumes an Ocwen Adjusted EBITDA / UPB ratio of 34.5bps applied to the $41.2 billion of Litton UPB.

Senior Secured Term Loan
Proprietary & Confidential

Historical financials

Quarterly

Revenue
Q1 '09	75.3
Q2 '09	63.044
Q3 '09	63.344
Q4 '09	72.748
Q1 '10	75.586
Q2 '10	75.953
Q3 '10	95.569
Q4 '10	113.273
Q1 '11	111.006

Adjusted EBITDA
Q1 '09	29.6
Q2 '09	27.52968844
Q3 '09	29.94946344
Q4 '09	33.998574
Q1 '10	38.019376
Q2 '10	35.43374
Q3 '10	52.15392483
Q4 '10	58.91931545
Q1 '11	55.92670571

Annual

Revenue
2008A	345.9
2009A	274.472
2010A	360.381
LTM 3/31/11 Ocwen Standalone	395.801
PF LTM 3/31/11 “Run-rate”(1)	568.8008555

Adjusted EBITDA
2008A	83.2
2009A	115.97763
2010A	184.5263563
LTM 3/31/11 Ocwen Standalone	244.4932243
PF LTM 3/31/11 “Run-rate”(1)	386.6637844

Note: All figures exclude Altisource.
1. “Run-rate” Adjusted EBITDA assuming steady state performance for Litton on Ocwen’s servicing platform.

Senior Secured Term Loan
Proprietary & Confidential

“Run-Rate” 3/31/11 Adjusted EBITDA (1)
3/31/11 LTM Adjusted EBITDA – As Reported	0.0	202.433686	202.433686
HomEq and Saxon Normalization(2)	202.433686	42.05953832	42.05953832
LTM Adjusted EBITDA – Ocwen Standalone	0	244.4932243	244.4932243
Litton LTM Adjusted EBITDA – Covenant	244.4932243	33.02282393	33.02282393
Litton LTM Adjusted EBITDA – “Run-rate”(3)	244.4932243	142.1705601	142.1705601
3/31/11 LTM Adjusted EBITDA – “Run-rate”	0	386.6637844	386.6637844

1. Adjusted EBITDA equals pre-tax income plus corporate interest expense plus depreciation and amortization plus other non-cash charges reducing net income and any restructuring charges relating to acquisitions less interest income on cash. Adjusted EBITDA is after the impact of interest expense on funding debt.
2. HomEq and Saxon normalization to reflect a full year of contribution per existing credit agreement.
3. Total “Run-rate” Adjusted EBITDA of $142 million assuming steady state performance for Litton on Ocwen’s platform. Steady state assumes an Ocwen Adjusted EBITDA / UPB ratio of 34.5bps is applied to the $41.2 billion of Litton UPB.

Senior Secured Term Loan
Proprietary & Confidential

Pro forma credit statistics

■           The increased leverage associated with the acquisition of Litton will be temporary in nature
     ♦           The term loan, prepayable at par, will be reduced with excess cash flows
     ♦           Ocwen intends to use a conservative mix of debt and equity to fund further acquisitions

Corporate Debt / Adjusted EBITDA (1)
2005A	1.1
2006A	0.713677364
2007A	0.9457398
2008A	1.631241813
2009A	0.823986488
2010A	1.517691053
LTM 3/31/11 Ocwen Standalone	0.445018468
PF LTM 3/31/11 “Run-rate”(2)	1.700583366

Total Debt / Total Equity
2005A	3.2
2006A	1.765451746
2007A	2.544857425
2008A	2.32857613
2009A	0.893943961
2010A	2.070983414
3/31/11 Ocwen Standalone	1.623093149
PF 3/31/11(2)	4.528371896

1. Adjusted EBITDA equals pre-tax income plus corporate interest expense plus depreciation and amortization plus other non-cash charges reducing net income and any restructuring charges relating to acquisitions less interest income on cash. Adjusted EBITDA is after the impact of interest expense on funding debt.
2. Pro forma for Litton acquisition. “Run-rate” Adjusted EBITDA assuming steady state performance for Litton on Ocwen’s servicing platform.

Senior Secured Term Loan
Proprietary & Confidential

HLSS Transaction Update

HLSS Overview
■           In February 2011, Ocwen announced it was pursuing a strategic opportunity with a newly formed entity called HLSS that could significantly reduce capital needs
     ♦           HLSS will be structured in a tax efficient manner as a Passive Foreign Investment Company (“PFIC”), offering investors yield in the form of dividends
     ♦           As currently proposed, HLSS will use the proceeds from its IPO to purchase MSR Rights from Ocwen

Transaction Rationale
■           Should the HLSS IPO be effective, Ocwen would begin to migrate to a fee-for-service model with lower leverage and lower balance sheet requirements
■           The transaction could potentially make Ocwen and HLSS more competitive in bidding for servicing
■           The net cash proceeds from sales of any MSR Rights to HLSS will be subject to the asset sale mandatory prepayment provisions in the credit agreement

Economics to Ocwen
■           Ocwen will receive cash from HLSS for the purchase of advances and MSR Rights
■           Ocwen will be retained as subservicer for the pool of MSR Rights sold to HLSS
     ♦           Ocwen will continue to benefit from a portion of the income stream on the assets, despite sale to HLSS
■           Ocwen will have lower capital requirements given that HLSS will be responsible for making servicer advances

Senior Secured Term Loan
Proprietary & Confidential

Key takeaways

Stable business model with recurring revenue streams
Superior servicing and loss mitigation capabilities
Substantial cash flow generation
Strong collateral coverage and conservative balance sheet
Industry leading cost structure
Positioned for growth in core business
Seasoned management team with strong alignment of interests

Senior Secured Term Loan
Proprietary & Confidential

Summary Terms and Timeline

Senior Secured Term Loan
Proprietary & Confidential

Transaction terms

Summary Terms and Conditions
Issuer:	Ocwen Financial Corporation (“Ocwen” or the “Company”)

Issue:	$575 million Term Loan (the “Term Loan”)

Guarantor:	All existing and subsequently acquired or organized direct or indirect wholly-owned restricted subsidiaries of the Borrower (subject to certain exclusions)

Tenor:	5 year

Ratings	B1 / B corporate and facility (stable / stable)

Security:	A perfected first priority security interest in all unencumbered assets of the Company, and a pledge of the capital stock of all current and future domestic subsidiaries

Amortization:	10% per annum

Optional Prepayments:	Prepayable at par at anytime

Mandatory Prepayments:	100% Net Proceeds from Non-Permitted Indebtedness
100% Net Asset Sale Proceeds (with carve-outs and reinvestment rights)
50% Excess Cash Flow (leverage-based step-down to 25% based on a Corporate Leverage Ratio of 1.25x)

Use of Proceeds:	Finance the acquisition of Litton Loan Servicing and general corporate purposes

Financial Covenants:	Maximum Corporate Debt (includes recourse and MSR debt) to EBITDA Ratio
Maximum Total Consolidated Debt to Tangible Net Worth Ratio
Minimum Interest Coverage Ratio
Maximum Loan-to-Value Ratio

Senior Secured Term Loan
Proprietary & Confidential

Transaction timetable

Date	Event

July 19th	■	Bank Meeting

August 5th	■	Lender Commitments Due

August 8th	■	Loan Documentation Posted to Intralinks for Investor Review

August 12th	■	Comments Due on Loan Documentation

September 1st	■	Close and Fund Credit Facilities

Senior Secured Term Loan
Proprietary & Confidential

Questions and Answers

Senior Secured Term Loan
Proprietary & Confidential

Appendix

Senior Secured Term Loan
Proprietary & Confidential

What is a servicer advance?

■           When there exists a deficiency in monthly collections due to delinquent borrowers, servicers will “advance” payments to the RMBS trust or third party loan owners. These payments include:
     ♦           Principal and interest
     ♦           Taxes and insurance
     ♦           Property protection and foreclosure costs
■           Servicers incur funding costs on these non-interest bearing advances but do not bear credit risk
     ♦           Advances are recovered at the “top-of-the-waterfall” first from proceeds at a loan-level, and then if those funds are insufficient, from cash collected from other loans in a RMBS trust
     ♦           A servicer can “stop advance” if it believes that an advance will not be recoverable from the borrower

OCN advance collateral coverage 3/31/11

$58.1 Billion (Property Value)	$1.8 Billion Servicer Advances	~3.2% Advance Rate
	$56.3 Billion	~96.8%

The “Properties”	Downside Protection /Cushion for Servicer Advances	Equity Cushion

Senior Secured Term Loan
Proprietary & Confidential

What are deferred servicing fees and mortgage servicing rights?

Deferred servicing fees
■           Deferred servicing fees are contractually-obligated fees earned by and owed to the servicer but not yet collected while a borrower is delinquent
     ♦           Deferred servicing fees have the highest priority in the waterfall, right above servicer advances
     ♦           Collected simultaneously with P&I advances which are the advances recovered most rapidly by servicer
■           Why are they not capitalized on Ocwen’s balance sheet like servicer advances?
     ♦           Ocwen’s conservative cash accounting policies recognize servicing fees only when cash is collected
     ♦           However, the deferred servicing fees are audited numbers, supported by loan level records and referenced in the MD&A of Ocwen’s quarterly SEC filings

Mortgage servicing rights (“MSRs”)
■           MSRs are the contractual right to receive servicing compensation in exchange for the obligation to perform the servicing function throughout the life of the related mortgage loan
■           This asset is capitalized on the servicer’s balance sheet and marked at fair value on a quarterly basis
     ♦           Common factors affecting fair value include interest rates, prepayment assumptions, delinquencies of the related mortgage loans, and estimates of float and other income received
■           The MSR is amortized as an expense over the life of the loans

Senior Secured Term Loan
Proprietary & Confidential

Collateral Coverage
■           Ocwen currently has $1,352 million of collateral giving rise to a 2.4x collateral coverage ratio
■           Taking a more conservative view on the collateral, total “investment grade quality” collateral is $657mm, which still exceeds the term loan
■           The investment grade quality threshold is determined by market benchmarks for available financing at the BBB rating level
■           For example, Deferred Servicing Fees, which are top of the waterfall and similar in credit characteristics to Advances, are assumed to achieve a BBB funding level up to an advance rate of 88%. Accordingly, 88% of the DSF balance is considered to be investment grade quality
■           A similar concept applies to the MSRs and Unpledged Advances, although the BBB funding level is assumed to be 65% for these assets
■           A different concept applies to the equity in match funded advances. For the $4,110mm of match funded advances, there is $3,495mm of match funded liabilities, which implies an advance rate of ~85%. Assuming that Ocwen could borrow through the BBB level of 88%, this would generate an incremental benefit of $122mm

Total collateral @ 3/31/2011
($ in millions)
Total Collateral
DSF 1		$242
MSR 2		320
Excess Cash (>$50mm)		0
Unpledged Advances 3	175
Equity in Match Funded Advances 4	615
Total Equity in Advances		$790
Total Collateral		$1,352

Advances
Match Funded Advances	$4,110
Less: Match Funded Liabilities	3,495
Equity in Match Funded Advances	$615

Implied collateral level @ BBB
1	DSF
DSF	$242
BBB Level Funding	88%
DSF Collateral @ BBB Level	$213

2	Unpledged Advances
Unpledged Advances	$175
BBB Level Funding	65%
Unpledged Advance Collateral @ BBB Level	$114

3	MSR
MSR	$320
BBB Level Funding	65%

MSR Collateral @ BBB Level	$208

4	Pledged Advances
Match Funded Advances	$4,110
Match Funded Liabilities @ 85%	3,495
Match Funded Liabilities @ 88%	3,617
BBB Level Financing	$122

Implied Collateral for BBB Level @ 3/31/2011	$657

Senior Secured Term Loan
Proprietary & Confidential

Collateral Coverage

Senior Secured Term Loan
Proprietary & Confidential